UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2008

EnterConnect Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-145487	20-8002991
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Century Center Court
Suite 650
San Jose, California 95112-4537
(Address of principal executive office, including zip code)

(408) 441-9500
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On October 9, 2008, Carolyn Zelnio, the Registrant’s Chief Financial Officer advised the Registrant that she would be resigning in that capacity effective November 1, 2008.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit Description
99.1	Zelnio Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2008	By:	/s/ Sam Jankovich
Sam Jankovich, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Letter of resignation from C. Zelnio